THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
HOLOBEAM, INC.
217 First Street, Ho-Ho-Kus, New Jersey 07423
ANNUAL MEETING OF SHAREHOLDERS - MAY 5, 1999

     The undersigned stockholder of HOLOBEAM, INC. hereby appoints Melvin S. Cook the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of HOLOBEAM, INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of HOLOBEAM, INC. to be held at Radisson Inn, Paramus, New Jersey on May 5, 1999 at 10 A.M., and at any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present. Without limiting the generality of the foregoing, such attorney and proxy is authorized to vote:

1. FOR_____WITHHOLD AUTHORITY TO VOTE FOR____the election of William M. Hackett, the sole director to be elected at the 1999 Annual Meeting as the Class I member of the Board of Directors, to serve in such capacity until the 2002 Annual Meeting and until his successor shall be duly elected and shall qualify.

2. FOR____AGAINST____ABSTAIN____ratification of R.A. Fredericks &
Company, LLP as independent certified public accountants for the current year.

3. In accordance with the discretion of said proxies on such other business as may properly come before the meeting.
     This Proxy is solicited on behalf of the Board of Directors.
In absence of contrary specifications, it will be voted FOR
Propositions: (1), (2) and (3).


Dated:____________________________________, 1999
____________________________________
               (Be sure to date your proxy)
Signature(s)





If shares are held in the name of more than one person, all holders should sign. Signatures should correspond with the name or names as they appear hereon. Persons signing in a fiduciary capacity or as an officer or partner should indicate their title as such.

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HOLOBEAM, INC.
217 First Street, Ho-Ho-Kus, New Jersey 07423
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     The Annual Meeting of Stockholders of HOLOBEAM, INC., a Delaware Corporation (the "Company"), will be held on May 5, 1999 at the Radisson Inn, Paramus, New Jersey at 10:00 AM for the purpose of considering and voting upon the following matters:
     1. The election of William M. Hackett as a Class I member of the Board of Directors of the Company, to serve in such capacity until the 2002 Annual Meeting and until his successor shall be duly elected and shall qualify.
     2. The ratification of the appointment of R. A. Fredericks & Company, LLP to serve as the Company's independent certified public accountants for the fiscal year beginning October 1, 1998.
     3. The transaction of such other business as may properly come before the meeting.
     In accordance with the provision of the By-laws, the Board of Directors has fixed the close of business on March 22, 1999 as the date for determining the stockholders of record entitled to receive notice of, and to vote at, said meeting.
     Stockholders who do not expect to attend the meeting in person are requested to date, sign and mail the enclosed proxy as promptly as possible in the enclosed stamped envelope. A stockholder executing a proxy may revoke it at any time before it is voted. If you attend the meeting, you may elect to vote in person, even though you have sent in a proxy.

By Order of the Board of Directors of
HOLOBEAM, INC.

Melvin S. Cook
President

Dated: April 9, 1999




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HOLOBEAM, INC.
217 First Street, Ho-Ho-Kus, New Jersey 07423
PROXY STATEMENT
Annual Meeting of Shareholders
May 5, 1999


PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Holobeam, Inc., a Delaware Corporation (the "Company") and is revocable at any time before its exercise by notice in writing to the Company at its office at 217 First Street, Ho-Ho-Kus, New Jersey 07423 (201-445-2420). If
you return a proxy and attend the meeting, you may vote in person instead of by proxy if you desire to do so. When proxies in the form accompanying this proxy statement are returned properly executed, the shares represented thereby will be voted in accordance with your direction and, in the absence of your direction, will be voted as recommended by the Board of Directors, as indicated on the enclosed proxy and in this proxy statement. Proxies may be revoked by returning a later dated proxy or attending the meeting where you may vote in person if you desire to do so. Melvin S. Cook and Beverly Cook intend to vote their shares in favor of Items 1., 2. and 3. listed on the proxy. The costs of soliciting proxies will be borne by the Company which may enlist the assistance of banks, bankers and brokerage houses in additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name. In addition to the soliciting of proxies by use of the mails, directors, officers and regular employees of the Company, who will receive no compensation in addition to regular salary, if any, may solicit proxies by mail, telefax, telephone or personal interview. The Annual Report of the Company for the fiscal year ended September 30, 1998 is being mailed this April 9, 1999 together with this proxy statement, to each Shareholder of record as of March 22, 1999. The Annual Report does not constitute part of this proxy statement.

OUTSTANDING VOTING STOCK AND PRINCIPAL HOLDERS

     Only stockholders of record at the close of business on March 22, 1999 are entitled to vote at the Annual Meeting. The number of voting shares of stock of the Company outstanding on that date and entitled to vote was 297,618 shares of common stock, par value $0.10 per share. Each share of common stock is entitled to one vote on all matters.

     The stockholding of each person who is known by the Company to own beneficially more than 5% of the Company's common stock is as follows as of March 22, 1999:


                    Amount and Nature of     Percent
     Title of Class Name and Address    Beneficial Ownership
     of Class

     Common Stock,  Melvin S. Cook      124,500       41.8

     par value $0.10     217 First Street
     per share . . .     Ho-Ho-Kus, New Jersey 07423

     Common Stock,  Beverly Cook          95,000      31.9
     par value $0.10     217 First Street
     per share . . .     Ho-Ho-Kus, New Jersey 07423


     The stockholding of each person who is a director (including the nominee for election at the 1999 Annual Meeting) and of all officers and directors as a group is as follows:

                              Amount    Percent
     Name Title of Class Beneficially Owned  of Class
     Melvin S. Cook . . .     Common Stock,       124,500      41.8
               par value $0.10
               per share
     Beverly Cook . . .  Common Stock,         95,000      31.9
               par value $0.10
               per share
     All Directors and   Common Stock,       219,500       73.7
     Officers as a  par value $0.10
     Group (3 persons)   per share

There are no contractual arrangements that might result in a change of control of the Company.






MATTERS TO BE PRESENTED AT MEETING

1. Election of Class I Member of the Board of Directors. Pursuant to amendments to the Certificate of Incorporation and By-laws of the Company adopted at the 1974 Annual Meeting, the Board of Directors of the Company consists of three classes, each of which may contain one member or more. Each class is elected in separate consecutive years to serve until the third annual meeting following the date of election.

     William M. Hackett, Melvin S. Cook and Beverly Cook presently serve as the Class I (Mr. Hackett), Class II (Mrs.
Cook) and Class III (Mr. Cook) members of the Board of Directors for respective terms expiring at the 1999, 2000 and 2001 Annual Meetings.
     One director is to be elected at the 1999 Annual Meeting, such director to serve as a Class I member of the Board of Directors until the 2002 Annual Meeting and until his successor shall be duly elected and shall qualify.
     The following tables set forth information regarding William
M. Hackett, who is the nominee of management to serve as the Class I member of the Board of Directors, as well as information regarding Melvin S. Cook and Beverly Cook, who serve as the President and continuing Class III (Mr. Cook) and the Secretary and continuing Class II (Mrs. Cook) members of the Board of Directors.




Present and Continuing Directors
               Position with Company      Date When    Director
     Name   Principal Occupation   Term Expires      Since

     Melvin S. Cook Chairman of the Board of      2001      1968
     Age 67    Directors and President of
               the Registrant since its
               formation.

     William M. Hackett  Vice President of Registrant       1999
          1984
     Age 56    from August 23, 1975 until
               June 1, 1981 and Controller of
               Registrant and member of
               accounting staff from October
               1973 to August 1975. Treasurer of
               Registrant from June 1981 to
               present. Vice President of
               CMA Co., Inc. from November
               1986 to 1998. Elected President
               in 1998.

     Beverly Cook   Office Manager of Registrant       2000
     1995
     Age 62    from June 1, 1981 until present
               Secretary of Registrant from
               May 1997 to present

     The Board of Directors does not maintain an audit, nominating or similar committee of the Board of Directors.
     During the fiscal year of the Company ended September 30, 1998, four (4) meetings of the Board of Directors were held. Directors did not receive any fees for attending meetings.

     The shares represented by your proxy will be voted in accordance with your direction as to the election as a director of the above nominee. In the absence of direction, the shares represented by your proxy will be voted FOR his election. In case the nominee should become unavailable for any currently unforeseen reason, the persons named as proxy will vote for a substitute to be nominated by management.
Remuneration and Other Transactions with Management and Others.
     The aggregate amount of remuneration paid by the Company, directly and indirectly, during the fiscal year ended September 30, 1998 to each director and each officer who received in excess of $100,000, and to all directors and officers of the Company as a group, was as follows:
Remuneration Table

                   (A)   (B)  (C)  (D)
     Number of persons in group    Salaries  Bonus     Other
     Melvin S. Cook $250,000.00    0    0
     All Directors and Officers
     as  a group (3 in Number)     $342,550.00    0    0
     The Company does not pay directors any fees for attending meetings, nor does it reimburse directors for travel and lodging expenses incurred in connection therewith.
     The following tabulation shows, as to all directors and officers as a group, (1) the amount of options granted since the beginning of the company's 1998 fiscal year; (ii) the amount of shares acquired during the aforesaid period through the exercise of options granted since the beginning of the Company's 1998 fiscal year to prior thereto; and (iii) the amount of shares subject to all unexercised options held as March 22, 1999.


     Number of Shares    All Directors and Officers as a Group (4
Persons)
     Granted - October 1, 1997                         0
     through September 30, 1998

     Exercised - October 1, 1997             0
     through September 30, 1998
     Unexercised at March 22, 1999           0



2.        Selection of Independent Certified Public Accountants

          The selection of certified public accountants to examine the financial statements of the Company for the current fiscal year is to be submitted to the meeting for ratification. R.A. Fredericks & Company, LLP 170 Changebridge Road, Unit B-4, Montville, New Jersey 07045, was selected by the Board of Directors of the Company to examine such financial statements. The shares represented by your proxy will be voted in accordance with your direction as to ratification of the selection by the Board of Directors for auditors for the current fiscal year. In the absence of direction, the shares represented by your proxy will be voted FOR such ratification.

     In the event the shareholders do not ratify the Board's selection, the Board will reconsider the matter and will take such actions as it deems appropriate.

     It is anticipated that a representative of R.A. Fredericks & Company, LLP will be present at the meeting and will be available to respond to appropriate questions raised orally at the meeting or submitted in writing to the Company, "Attention: Accountants," and received at least 5 days before the meeting date. Such representative does not plan to make any statement at the meeting other than to respond to questions from shareholders.

     The Board of Directors does not maintain an audit or similar committee.

     During the fiscal year of the Company ended September 30, 1998 all professional services rendered by its independent certified public accountants related to the performance by such accountants of their auditing services.

3.   Other Action at Meeting and Voting of Proxies.

     The management does not know of any matters to come before the Annual Meeting (or any adjournment thereof) other than those set forth. However, inasmuch as matters of which management is not aware may come before the meeting, the enclosed proxy confers discretionary power and authority with respect to acting upon any such other matters, and the persons designated as proxies therein will vote, act and consent in accordance with their best judgement in respect of any such other matters. Upon receipt of such proxy (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.

Shareholder Proposals

     No definite date for the Annual Meeting of Shareholders in 2000 has as yet been established. Qualifying shareholders may submit to the Company for inclusion in the Company's proxy material relating to the 2000 Annual Meeting appropriate shareholder proposals that are consistent with the Company's Certificate of Incorporation and Federal securities laws. Such proposals must be received by the Company at the Company's address (set forth at the beginning of this Proxy Statement) no later than January 1, 2000.

                    By Order of the Board of Directors of

               HOLOBEAM, INC.

               Melvin S. Cook
               President

Dated: April 9, 1999





FILE - M-23714

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